UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2017

EVANS BREWING COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54995	46-3031328
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3815 S. Main Street, Santa Ana, CA		92707
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (714) 708-0082

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 10, 2017, Evans Brewing Company, Inc. (the “Company”) held its 2017 annual meeting of stockholders. The following proposals were approved according to the following final voting results:

1.	To elect the following individuals to serve as directors until the 2018 annual meeting of stockholders and until their successors have been duly elected and qualified:

Director Candidate	For	Withheld

Michael J. Rapport	3,333,895	3,200
Evan Rapport	3,326,695	11,400
Roy Roberson	3,326,695	11,400
Mark Lamb	3,326,695	11,400
Joe Ryan	3,334,895	3,200
Kenneth Wiedrich	3,326,695	11,400
Kevin Hammons	3,326,695	11,400

2.	To ratify the appointment of Kenne Ruan, CPA, PC as the Company’s independent registered public accounting firm for 2017:

For	3,334,295
Against	2,300
Abstain	1,500
Broker Non-Votes	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVANS BREWING COMPANY, INC.
(Registrant)

Dated: July 13, 2017	/s/ MICHAEL J. RAPPORT
Michael J. Rapport, Chief Executive Officer

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